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                                                                    EXHIBIT 10.2


                        THIRD AMENDMENT AND MODIFICATION
              TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

       THIS THIRD AMENDMENT AND MODIFICATION TO LOAN AND SECURITY AGREEMENT (the "AMENDMENT") is made effective as of the 23rd day of January, 1997 by and among FWA DRILLING COMPANY, INC. ("FWA") INTERNATIONAL PETROLEUM SERVICE COMPANY ("IPSCO"), TRIAD DRILLING COMPANY ("TRIAD"), UNIVERSAL WELL SERVICES, INC. ("UNIVERSAL"), USC, INCORPORATED, formerly known as UNION SUPPLY COMPANY ("UNION"), UTI ENERGY CORP. ("UTI"), UTICO, INC. ("UTICO"), VIERSEN & COCHRAN DRILLING COMPANY ("VIERSEN") and MELLON BANK, N.A. ("BANK"). FWA, IPSCO, Triad, Universal and Union are hereinafter sometimes collectively referred to as the "BORROWERS" and individually as a "BORROWER". UTI, UTICO and Viersen are hereinafter sometimes collectively referred to as the "GUARANTORS" and individually as a "GUARANTOR". The Borrowers and the Guarantors are hereinafter sometimes collectively referred to as the "OBLIGORS" and individually as an "OBLIGOR".

                                   BACKGROUND

       A. Pursuant to the terms of the certain Amended and Restated Loan and Security Agreement dated December 7, 1995, as amended, by and among Obligors and Bank (the "LOAN AGREEMENT"), Bank agreed, inter alia, to extend to Borrowers a line of credit up to a maximum outstanding principal amount of Eight Million Four Hundred Thousand Dollars ($8,400,000.00).

       B. Obligors have requested and Bank has agreed to amend the terms of the Loan Agreement in accordance with the terms and conditions hereof.

       C. Capitalized terms used herein and not otherwise defined shall have such meaning as provided in the Loan Agreements.

       NOW THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

              1. USE OF PROCEEDS. Bank agrees that Borrowers may use advances under the Line up to an aggregate amount of Four Million One Hundred Thousand Dollars ($4,100,000.00) (the "Line") to partially fund the Quarles Asset Acquisition (as hereinafter defined).

              2. COLLATERAL. SECTION 4.1(d) of the Loan Agreement is hereby amended and restated in its entirety to read as follows and each Obligor hereby grants Bank a security interest in the following:

              "all of such Obligor's present and future drilling rigs, wells and production equipment, machinery, equipment, tools, pipe and spare parts, together with all parts, substitutions, accretions, accessions, attachments, accessories, additions, components and replacements thereof, all documents of title covering any of such items and all manuals of operation, maintenance or repair, and all products and proceeds of any of the foregoing.


              The collateral described in this revised SECTION 4.1(d) shall be included within the defined term "Collateral".
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              3.     EXCLUDED ASSETS.  Notwithstanding anything to the contrary contained in the Loan Agreement, the security interests granted in SECTION 4 of the Loan Agreement shall not include drilling rigs, and all proceeds thereof, in which the CIT Group/Equipment Financing Company, Inc. currently holds a security interest under the CIT Loan Documents, and (ii) the Collateral Assets currently securing that certain promissory note in the original amount of Eight Million Dollars ($8,000,000.00) dated August 14, 1996 made by UTI payable to the order of Vierser Note"). For purposes hereof, "Collateral Assets" shall mean the Assets as defined in that certain Stock Purchase Agreement dated
August 14, 1996 between the Sam K. Viersen, Jr. Revocable Trust and UTI, as amended, securing the Viersen Note.

              4.     DRILLING RIGS AND RELATED COLLATERAL.

                     (a) REPRESENTATIONS. Obligors represent and warrant as follows:

                            (i)    All drilling rigs and related drilling
equipment (collectively, the "DRILLING EQUIPMENT") used by Obligors in drilling operations on their own behalf or on behalf of their customers are owned by the entities and described on SCHEDULE 4 attached hereto. SCHEDULE 4 sets forth the owner of the Drilling Equipment, the states in which the Drilling Equipment is located and any Person that holds a lien or encumbrance against the Drilling Equipment.

                            (ii)   Except for liens permitted under SECTION 6.9
of the Loan Agreement, such Drilling Equipment is free and clear of all other liens and encumbrances.

                     (b)    COVENANTS.  Obligors agree as follows:

                            (i)    Bank may at any reasonable time inspect the
Drilling Equipment in which Bank now has or may hereafter acquire a security interest (collectively, the "ENCUMBERED EQUIPMENT").

                            (ii)   The Encumbered Equipment shall at all times
remain separately identifiable personal property and shall not become affixed to real property so as to become a fixture.

                            (iii)  If requested by Bank, in writing, Obligors
will attach to the Encumbered Equipment a notice satisfactory to Bank, disclosing Bank's security interest in the Encumbered Equipment.

                            (iv)   Obligors will not move any of the Encumbered
Equipment owned by an Obligor out of any of the states described in SCHEDULE 4 attached hereto or any of the other states in which Bank has filed UCC financing statements naming the owner of such Encumbered Equipment, as debtor, and describing such Encumbered Equipment as collateral, unless such Obligor notifies Bank and provides Bank with duly executed financing statements to perfect Bank's security interest in such Encumbered Equipment upon filing in such new state.

              5. BUSINESS ACQUISITION. The Quarles Asset Acquisition shall constitute a permitted acquisition under SECTION 6.7 of the Loan Agreement, notwithstanding any other restrictions set forth in SECTION 6.7.

              6. CAPITAL EXPENDITURES. The expenditures related to the Quarles Asset Acquisition shall not be included as Capital Expenditures for purposes of complying with SECTION 7.4 of the Loan Agreement.

              7. QUARLES ASSET ACQUISITION. Without the prior written consent of the Bank, Obligors will not amend or modify the Asset Purchase Agreement dated December 31, 1996 between UTI and Quarles Drilling Corporation ("QUARLES"), which was subsequently assigned by UTI to Triad (the "ASSET PURCHASE AGREEMENT"), wherein Triad agreed to purchase certain assets of Quarles on terms and conditions as further described therein (the "QUARLES ASSET ACQUISITION").

              8. CROSS DEFAULT. Notwithstanding anything to the contrary contained in the Loan Documents, the occurrence of an Event of Default under that certain Loan and Security Agreement of even date herewith (the "New
Loan Agreement") and all other documents executed in connection therewith shall constitute an Event of Default under the Line and the other Loan Documents. Following the occurrence of such Event of Default, Bank may, at Bank's option and without further notice to any Obligor, exercise any and all rights available to Bank under any of the Loan Documents, at law, in equity or otherwise.





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               9.     CROSS COLLATERALIZATION.   In addition to Obligors'
obligations to Bank under the Line and the other Loan Documents, Obligors agree that the Collateral shall also secure Obligors' obligations to Bank under the New Loan Agreement.

              10. CONDITIONS. The obligation of Bank to enter into this Amendment is subject to the following conditions (any of which may be waived by Bank):

                     (a) LOAN DOCUMENTS. Obligors and all other required person and entities will have executed and delivered to Bank this Amendment and such other documents as Bank may require.

                     (b)    REPRESENTATIONS AND WARRANTIES.  All
representations and warranties of Obligors set forth in the Loan Documents, as amended hereby, will be true at and as of the date hereof, except for such representations and warranties that are by their express terms limited to a specific date.

                     (c) NO DEFAULT. No condition or event shall exist or have occurred which would constitute an Event of Default hereunder (or would, upon the giving of notice or the passage of time or both, constitute such an Event of Default).

                     (d) PROCEEDINGS AND DOCUMENTS. All proceedings taken by Obligors in connection with the transactions contemplated by this Amendment and all documents incident to such transactions shall be satisfactory in form and substance to Bank and Bank's counsel, and Bank shall have received all documents or other evidence which it reasonably may request in connection with such proceedings and transactions.

                     (e) DELIVERY OF OTHER DOCUMENTS. The following documents shall have been delivered by or on behalf of Obligors to Bank:

                            (i)    AUTHORIZATION DOCUMENTS.  Evidence of
authorization of Obligors' execution and full performance of this Amendment, the Loan Documents and all other documents and actions required hereunder.

                            (ii)   OTHER DOCUMENTS.  Such other documents as
may be required to be submitted to Bank by the terms hereof or any of the Loan Documents.

                            (iii)  CIT CONSENT.  The written consent of CIT to
the Quarles Asset Acquisition and the transactions contemplated in connection therewith.

                            (iv)   OTHER DOCUMENTS.  Such other documents as
may be required to be submitted to Bank by the terms hereof or any of the Loan Documents.

              11. CHALLENGE TO ENFORCEMENT. Obligors acknowledge and agree that they do not have any defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Documents, or the enforcement of any of the terms or conditions thereof.

             12. CONFIRMATION OF COLLATERAL. Nothing contained herein shall be deemed to be a compromise, satisfaction, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by Bank of any of its rights under the Loan Documents or at law or in equity. All liens, security interest, rights and remedies granted to the Bank in the Loan Documents are hereby ratified, confirmed and continued.





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              13.     REPRESENTATIONS, WARRANTIES AND COVENANTS.  Obligors
represent, warrant and covenant, as applicable, which representations, warranties and covenants shall survive until all Bank Indebtedness and all other obligations of Obligors to Bank are paid and satisfied in full, as follows:

                     (a) All representations and warranties of Obligors set forth in the Loan Documents, as amended hereby, except for such representations and warranties that are by their express terms limited to a specific date, are true and correct as of the date hereof.

                     (b) No condition or event exists or has occurred which would constitute an Event of Default under the Loan Documents (or would, upon the giving of notice or the passage of time or both, constitute an event of default).

                     (c) The execution and delivery of this Amendment by Obligors and all documents and agreements to be executed and delivered pursuant to the terms hereof;

                            (i)    have been duly authorized by all requisite
corporate action by Obligors;

                            (ii)   will not conflict with or result in the
breach of or constitute a default (upon the passage of time, delivery of notice or both) under any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which any Obligor is a party or by which any of them is bound or affected; or

                            (iii)  will not result in the creation or
imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Obligor, except liens in favor of the Bank.

                     (d) Obligors agree that none of their obligations under any of the Loan Documents, including without limitation, the Line Note, shall in any way be adversely affected by this Amendment.

                     (e) Obligors ratify and confirm all of their obligations under the Loan Documents.

              14. NO WAIVER. Except as otherwise provided herein, nothing contained and no actions taken by Bank in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to Bank under the Loan Documents or under the Uniform Commercial Code. Nothing herein shall constitute a waiver by Bank of Obligors' compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by Bank to enter into any further amendments with Obligors.

              15. INCONSISTENCIES. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the other Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Obligors.





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              16.    CONSTRUCTION.  All references to the Loan Agreement
therein or in any other Loan Documents shall be deemed to be a reference to the Loan Agreement as hereby amended.

              17. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

              18. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

              19. SUCCESSORS AND ASSIGNS. This Amendment and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective successors and assigns.

              20. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

              21. CONFESSION OF JUDGMENT. EACH OBLIGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN ANY OTHER JURISDICTION WHICH PERMITS THE ENTRY OF JUDGMENT BY CONFESSION, TO APPEAR FOR SUCH OBLIGOR AT ANY TIME AFTER DEMAND UNDER THE LINE NOTE OR AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE LOAN AGREEMENT IN ANY ACTION BROUGHT AGAINST SUCH OBLIGOR ON OR UNDER ANY OF THE LOAN DOCUMENTS AT THE SUIT OF BANK, WITH OR WITHOUT COMPLAINT OR DECLARATION FILED, WITHOUT STAY OF EXECUTION, AS OF ANY TERM OR TIME, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST SUCH OBLIGOR FOR THE ENTIRE UNPAID OUTSTANDING PRINCIPAL AMOUNT OF THE BANK INDEBTEDNESS AND ALL OTHER SUMS TO BE PAID BY SUCH OBLIGOR TO OR ON BEHALF OF BANK PURSUANT TO THE TERMS OF THE LOAN DOCUMENTS AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH ALL COSTS AND OTHER EXPENSES AND AN ATTORNEY'S COLLECTION COMMISSION OF FIFTEEN PERCENT (15%) OF THE AGGREGATE AMOUNT OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN FIVE THOUSAND DOLLARS ($5,000.00); AND FOR SO DOING THIS AMENDMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT.

              THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXTINGUISHED BY ANY EXERCISE THEREOF, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE BANK INDEBTEDNESS. OBLIGORS ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AMENDMENT AND THAT THEY KNOWINGLY WAIVE THEIR RIGHT TO BE HEARD PRIOR TO THE ENTRY OF SUCH JUDGMENT AND UNDERSTANDS THAT, UPON SUCH ENTRY, SUCH JUDGMENT SHALL BECOME A LIEN ON ALL REAL PROPERTY OF EACH OBLIGOR IN THE COUNTY WHERE SUCH JUDGMENT IS ENTERED.





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              22.    WAIVER OF RIGHT TO TRIAL BY JURY.  OBLIGORS AND BANK WAIVE
ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER ANY OF THE LOAN DOCUMENTS, INCLUDING THIS AMENDMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGORS OR BANK WITH RESPECT TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, OBLIGORS AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR
CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGORS AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. OBLIGORS ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

              IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                      INTERNATIONAL PETROLEUM SERVICE COMPANY


                                      By:/s/ P. BLAKE DUPUIS
                                         ---------------------------------------
                                         P. Blake Dupuis, Vice President
[CORPORATE SEAL]


                                      TRIAD DRILLING COMPANY


                                      By:/s/ P. BLAKE DUPUIS
                                         ---------------------------------------
                                         P. Blake DuPuis, Vice President

[CORPORATE SEAL]

                                      UNIVERSAL WELL SERVICES, INC.


                                      By:/s/ P. BLAKE DUPUIS
                                         ---------------------------------------
                                         P. Blake DuPuis, Vice President

[CORPORATE SEAL]



              [SIGNATURES CONTINUED ON NEXT PAGE]





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                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



                                      USC INCORPORATED, FORMERLY KNOWN AS UNION
                                      SUPPLY COMPANY


                                      By:/s/ P. BLAKE DUPUIS
                                         ---------------------------------------
                                         P. Blake DuPuis, Vice President

[CORPORATE SEAL]

                                      UTI ENERGY CORP.


                                      By:/s/ P. BLAKE DUPUIS
                                         ---------------------------------------
                                         P. Blake DuPuis, Vice President
[CORPORATE SEAL]


                                      UTICO, INC.


                                      By:/s/ P. BLAKE DUPUIS
                                         ---------------------------------------
                                         P. Blake DuPuis, Vice President

[CORPORATE SEAL]

                                      FWA DRILLING COMPANY, INC.


                                      By:/s/ P. BLAKE DUPUIS
                                         ---------------------------------------
                                         P. Blake DuPuis, Vice President
[CORPORATE SEAL]


                                      VIERSEN & COCHRAN DRILLING COMPANY


                                      By:/s/ P. BLAKE DUPUIS
                                         ---------------------------------------
                                         P. Blake DuPuis, Vice President
[CORPORATE SEAL]

                                      MELLON BANK, N.A.


                                      By:/s/ P. BLAKE DUPUIS
                                         ---------------------------------------
                                         Jacob E. Reiter, First Vice President





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